UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 6, 2013

WILLBROS GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-34259	30-0513080
(Commission File Number)	(IRS Employer Identification No.)

4400 Post Oak Parkway, Suite 1000, Houston, Texas 77027

(Address of Principal Executive Offices)(Zip Code)

(713) 403-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 6, 2013, Willbros Group, Inc. (the “Company” or “Willbros”) entered into a Share Purchase Agreement dated as of such date (the “Purchase Agreement”), by and among Interserve Holdings Limited, a company organized under the laws of the United Kingdom (“Interserve”), Willbros International Finance & Equipment Limited, a wholly-owned subsidiary of the Company that is organized under the laws of the Cayman Islands (“Seller”), and the Company, as guarantor. Pursuant to the terms of the Purchase Agreement, Interserve agreed to purchase, and Seller agreed to sell, all of the shares of capital in Willbros Middle East Limited, a company organized under the laws of the Cayman Islands (“Willbros Middle East”), which holds the Company’s operations in Oman.

On January 7, 2013, the transactions contemplated by the Purchase Agreement were consummated (the “Closing”), and Interserve acquired Willbros Middle East, together with its subsidiaries (the “Disposition”).

The subsidiaries of Willbros Middle East that were acquired by Interserve in connection with the Disposition are Willbros International Equipment (Mauritius) Limited, a company organized under the laws of Mauritius, and The Oman Construction Company LLC, a company organized under the laws of Oman (“TOCO”), which held all of Willbros’ operating interests in Oman. Prior to the Disposition, Willbros Middle East held 49 per cent of the shares in TOCO, and 51 percent of the shares in TOCO were held by a family of local individual shareholders.

At the Closing of the Disposition, Interserve paid closing consideration of US$38,900,000 in cash to Seller, plus an additional payment of US$2,359,905 in cash to an escrow account. The closing consideration is subject to a working capital and other typical post-closing adjustments. All of the escrowed amount that is not required to be paid to Interserve in respect of such post-closing adjustments will be released to Seller. After the payment of transaction-related costs, the Disposition generated net proceeds to Willbros of over US$36 million.

In connection with the Disposition, the Company also entered into a transition services agreement (the “TSA”) with Interserve and Willbros United States Holdings, Inc., a wholly-owned subsidiary of the Company (“WUSH”), pursuant to which WUSH or another affiliate of the Company will provide certain support services to TOCO and the other divested entities for up to 12 months.

The Purchase Agreement contains customary representations, warranties, covenants and indemnities of the parties to the agreement. The Company agreed to guarantee the performance by Seller of all of its obligations under the Purchase Agreement and the TSA, and indemnify Interserve against all losses incurred from any failure by Seller to perform its obligations under the Purchase Agreement and/or the TSA.

A copy of the Purchase Agreement is attached to this Current Report on Form 8-K as Exhibit 2.1, and is incorporated by reference as though fully set forth herein. The foregoing summary description of the Purchase Agreement and the transactions contemplated therein is not intended to be complete and is qualified in its entirety by the complete text of the Purchase Agreement.

The Purchase Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual or financial information about Willbros, Seller or any of their subsidiaries or affiliates. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Purchase Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Willbros, Seller or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement. The Purchase Agreement should not be read alone, but should instead be read in conjunction with the other filings that Willbros makes with the Securities and Exchange Commission.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On January 7, 2013, the transactions contemplated by the Purchase Agreement were consummated, and Interserve acquired Willbros Middle East. The discussion of the Purchase Agreement in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On January 7, 2013, the Company issued a press release announcing the Disposition, which transaction is reported in Items 1.01 and 2.01 of this Current Report on Form 8-K. The press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

This information is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(b)	Pro forma financial information.

Filed as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by reference, are unaudited pro forma condensed consolidated financial statements of the Company as of and for the nine months ended September 30, 2012, and for the years ended December 31, 2011, 2010, and 2009, which have been prepared to give effect to the Disposition, completed on

January 7, 2013, by reclassifying Willbros Middle East from continuing operations to discontinued operations. The pro forma financial statements are presented for informational purposes only and do not purport to represent what the Company’s consolidated results of operations or financial position would have been had the Disposition occurred on the date indicated or to project the Company’s consolidated financial position as of any future date or the Company’s consolidated results of operations for any future period.

(d)	Exhibits.

The following exhibits are filed or furnished herewith:

Exhibit No.	Description

2.1	Share Purchase Agreement dated January 6, 2013, by and among Interserve Holdings Limited, Willbros International Finance & Equipment Limited and the Company.

99.1	Company pro forma financial statements.

99.2	Press release of the Company dated January 7, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLBROS GROUP, INC.

Date: January 10, 2013	By:	/s/ Van A. Welch
Van A. Welch
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Share Purchase Agreement dated January 6, 2013, by and among Interserve Holdings Limited, Willbros International Finance & Equipment Limited and the Company.

99.1	Company pro forma financial statements.

99.2	Press release of the Company dated January 7, 2013.

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